SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

             DELAWARE                  0-26483                  94-3236309
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On March 17, 2003 a civil complaint for violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 was filed in the United States District Court for the Northern District of California, entitled Janice Whitkens v. VaxGen, Inc., et al., Civil Action No. C03-1129 JSW. Named as defendants are VaxGen, Inc. (the "Company"), Chief Executive Officer Lance K. Gordon and President Donald P. Francis, M.D. The plaintiff seeks to represent a class of persons who purchased the Company's securities between August 6, 2002 and February 26, 2003, and alleges that the defendants misled investors about the progress of certain clinical trials and the Company's future manufacturing and marketing plans. Management believes the Company has strong defenses and intends to defend the action vigorously.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VaxGen, Inc.
                                                (Registrant)


Dated: March 18, 2003                           By:  /s/ Carter A. Lee
                                                ---------------------------
                                                Carter A. Lee
                                                Senior Vice President
                                                Finance & Administration